                                                              Exhibit 10(e)(v)

CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
==============================================================================

CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

                              TABLE OF CONTENTS
                              -----------------

1.  In General........................................................  1
    ----------

2.  Defined Terms.....................................................  1
    -------------

3.  Deferral Election.................................................  3
    -----------------
        (a)  In general...............................................  3
             ----------
        (b)  First year of participation..............................  3
             ---------------------------
        (c)  Limits...................................................  3
             ------
        (d)  Form of election; irrevocability.........................  3
             --------------------------------

4.  Accounts; Credits.................................................  4
    -----------------
        (a)  Deferral credits.........................................  4
             ----------------
        (b)  Notional earnings........................................  4
             -----------------
        (c)  FICA/Medicare taxes, etc. ...............................  4
             ------------------------

5.  Payment of Deferred Amounts.......................................  5
    ---------------------------
        (a)  Form and timing of distributions; in general.............  5
             --------------------------------------------
        (b)  Distributions upon death.................................  6
             ------------------------
        (c)  Hardship.................................................  6
             --------
        (d)  Other Withdrawals........................................  7
             -----------------
        (e)  Computation of installment payments, etc.................  7
             ----------------------------------------
        (f)  Section 162(m)...........................................  7
             --------------
        (g)  Taxes....................................................  7
             -----

6.  Assignment........................................................  7
    ----------

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

7.  Plan To Be Unfunded, etc. ........................................  8
    ------------------------

8.  No Contract of Employment.........................................  8
    -------------------------

9.  Amendment and Termination.........................................  8
    -------------------------

10. Administration of the Plan........................................  9
    --------------------------







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                                      ii

CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

                              CABOT CORPORATION
                              -----------------
                          DEFERRED COMPENSATION PLAN
                          --------------------------

        1. IN GENERAL. Cabot Corporation (the "Company") has established this Deferred Compensation Plan (the "Plan") to further its business interests by providing eligible employees an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis as hereinafter provided. The Plan shall be effective January 1, 1995.

        2. DEFINED TERMS. As used in the Plan, the following terms have the meanings associated with them below:

              - "Account": A memorandum account maintained by the Administrator to reflect the Employer's unfunded deferred compensation obligation to a Participant hereunder, including where the context requires any sub-account.

              - "Administrator": The Benefits Committee of the Company, whose members are appointed by the Board and serve at the Board's pleasure, or such other committee, person or persons as the Board may designate. The term "Administrator" shall also include delegates of any of the foregoing.

              -  "Board":  The Board of Directors of the Company.

              -  "Code":  The federal Internal Revenue Code, as amended.

              - "Consultant": An individual performing consulting services for an Employer (other than as an employee) who is designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

              - "CRISP": The Cabot Retirement Incentive Savings Plan as from time to time amended and in effect.


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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

              - "Earnings Measure": An interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the Administrator for purposes of measuring and crediting notional earnings under
              Section 4(b) below.

              - "Eligible Employee": An individual employed by an Employer who is (i) determined by the Administrator to qualify as a "highly compensated or management" employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii)
              designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

              - "Eligible Pay": Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company's short-term incentive program, and sales incentive bonuses; and (ii) in the case of a Consultant: the consulting fees payable by the Employer. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of "Eligible Pay," either in general or in particular cases.

              - "Employer": The Company and its Subsidiaries, or any of them. Except as otherwise specified by the Administrator, however, participation in the Plan shall be limited to Eligible Employees employed by, or Consultants providing services to, the Company or one of the Subsidiaries listed in Appendix A hereto.

              - "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

              - "Moody's Rate":  The rate described in Section 5(e) below.

              - "Participant": A Consultant or an Eligible Employee who participates in the Plan.

              - "Subsidiary": A corporation in which the Company holds, directly or indirectly, stock possessing 50% of the total voting power, and any other corporation or unincorporated trade or business that the Board designates as a Subsidiary for purposes of the Plan.

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

        3. Deferral Election

          (a) IN GENERAL. Each Eligible Employee and Consultant may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned in a year if (i) in the case of base salary or Consultant's fees paid on a periodic basis, it would normally be paid in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant's delivery to the Administrator of a deferral election form on or before the date specified by the Administrator, but in any case (except as provided in (b) below) prior to the first day of the calendar year to which the deferral election relates.

          (b) FIRST YEAR OF PARTICIPATION. Notwithstanding (a) above, an individual who first becomes eligible to participate in the Plan during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of being notified of eligibility, such election to take effect as of the first day of the month next following receipt by the Administrator of such form or forms (the "initial effective date"). An election under this paragraph shall be effective only as to Eligible Pay earned in the period commencing on the initial effective date and ending on the last day of the year, as determined by the Administrator under principles similar to those set forth in (a)(i) and (a)(ii) above.

          (c) LIMITS. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under (b) above. A Consultant may defer any portion or all of his or her consulting fees for any year.

          (d) FORM OF ELECTION; IRREVOCABILITY. Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned in a particular calendar year shall be irrevocable once that year has begun (or, in the case of an initial year of participation described in (b) above, once the 30-day election period has expired).

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

        4. ACCOUNTS; CREDITS. For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

          (a) DEFERRAL CREDITS.  Each amount deferred by a Participant under
        Section 3 above shall be credited to the Participant's Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Account of each Participant who is an Eligible Employee: (i) for the year to which the Participant's deferral election relates, an amount equal to 10% of any base salary elected to be deferred by the Participant from that year; provided, that Participants who also participate in the Company's supplemental plans (or any of them) shall not be eligible for the additional credit described in this clause; and (ii) subject to Treas. Regs. Section 1.401(k)-1(e)(6), if the Participant is a participant in CRISP, an additional credit equal to the amount, if any, of matching contributions that would have been made for the benefit of such Participant under CRISP but for a reduction thereunder attributable to the limitations of Sections 401(k) and 401(m) of the Code, provided that the Participant has elected to participate in CRISP to the maximum extent permitted by
        Section 401(k) of the Code. Notional earnings under (b) below shall be calculated as though all amounts deferred under the preceding two sentences for a calendar year had been credited to the Participant's Account as of the first day of such year (or as of the date participation in the Plan commences, in the case of a Participant's first year of participation described in Section 3(b) above).

          (b) NOTIONAL EARNINGS. Not less frequently than annually, the Administrator shall adjust each Participant's Account to reflect notional earnings. Notional earnings shall be based on such Earnings Measures as the Administrator shall specify. The Administrator may, but need not, permit Participants to (i) select the Earnings Measures that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Measures prospectively at any time. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant's Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

          (c) FICA/MEDICARE TAXES, ETC. To the extent any amount deferred or credited hereunder to the Account of a Participant is treated as "wages" for FICA/Medicare or FUTA tax purposes on a current basis rather than when distributed, all as determined by

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

        the Administrator, then the Administrator shall require that the Participant either (i) timely pay such taxes in cash by separate check to the Employer, or (ii) make other arrangements satisfactory to the Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Administrator may suspend the Participant's participation in the Plan or reduce amounts credited or to be credited hereunder.

        5. PAYMENT OF DEFERRED AMOUNTS. The Participant's Employer shall make distributions of Account balances as provided in this Section. All distributions shall be in cash.

          (a) FORM AND TIMING OF DISTRIBUTIONS; IN GENERAL. Amounts credited to a Participant's Account for any year under Section 4(a) above (the "deferral year"), adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

            (i) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a "fixed-period election"), or

            (ii) upon termination of the Participant's employment or consulting relationship with the Employer.

        A fixed-period election shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of being notified of eligibility to participate, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable. Amounts distributable pursuant to a fixed-period election shall be paid in a lump sum. If the Participant's employment or consulting relationship with the Employer terminates prior to the payment date specified in any fixed-period election, amounts that would otherwise have been payable under (i) above pursuant to such election shall instead be paid in a lump sum upon such termination.

        A Participant shall be deemed to have elected a distribution under (ii) above as to any portion of his or her Account for which an effective fixed-period election has not been made. Subject to such rules as the Administrator may prescribe, a Participant may elect to have amounts distributable under (ii) above paid either in a lump sum or in equal monthly installments over a period of five, ten or fifteen years (a "form of payment election"), and may change such election at any time prior to termination of employment or termination of the consulting relationship. However, a Participant may have only one form of payment election in effect at any time, and it shall control the manner in which the entirety of the Participant's Account distributable under (ii) above will be paid. Moreover, except for a Participant's initial form of payment election made in connection

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

        with his or her commencement of participation in the Plan, no such election or change in election shall be effective unless made more than three years prior to termination of the Participant's employment or consulting relationship with the Company. In the absence of any effective form of payment election, all amounts distributable to a Participant under the Plan shall be paid in a lump sum. The Adminisitrator may also in its discretion accelerate the distribution under (ii) above, including payment of a lump sum, to a Participant who elected an installment payout and who terminates employment prior to age 55 with less than 10 years of service with all Employers.

          (b) DISTRIBUTIONS UPON DEATH. Each Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Participant's death; but if no such beneficiary designation is in effect at the time of the participant's death, or if the Participant's beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the executor or administrator of the Participant's estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator reserves the right to distribute the remaining balance of the decedent's Account to the designated beneficiary(ies), or to the decedent's estate where applicable, in a lump sum or other form of payment. The spouse of a married Participant who has not consented in writing, on such form as the Administrator may prescribe, to a designation by the Participant of one or more non-spouse beneficiary(ies) shall be treated as the designated primary beneficiary for 50% of any portion of the Participant's Account remaining undistributed at the Participant's death (or such larger amount as the Participant shall have specified in his or her beneficiary designation, if any, in effect at the time of the Participant's death). If application of the preceding sentence results in the Participant's spouse being treated as the designated primary beneficiary for any portion of the Participant's Account which would otherwise have been distributed to others, the Administrator shall reduce the amount payable to the other designated beneficiary(ies), if any, in such equitable manner as it deems appropriate under the circumstances.

          (c) HARDSHIP. If a Participant suffers an unforeseeable financial emergency (caused by an event beyond the Participant's control) prior to the payment in full of his or her Account, the Participant may apply in writing for an extraordinary distribution under this paragraph. If the Administrator in its discretion determines that an unforeseeable financial emergency has occurred, the Participant's Employer will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant's Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes).

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

          (d) OTHER WITHDRAWALS. A Participant may at any time elect to withdraw the entirety of his or her Accounts less a 10% withdrawal penalty (in addition to any applicable tax withholding). Any such election shall be made in such manner and upon such prior notice as the Administrator may prescribe. A Participant who elects a withdrawal under this Section 5(d) shall thereby be barred from future participation in the Plan and shall cease to be a Participant.

          (e) COMPUTATION OF INSTALLMENT PAYMENTS, ETC. If any Account is to be distributed in installments, the amount of each such installment shall be determined so as to result in equal installments over the installment period, applying the following special rules and assumptions: (i) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody's Rate for the year in which the installment distributions are to commence and the preceding four calendar years, and (ii) notional earnings (calculated using the Earnings Measure described in (i) above) shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year. For purposes of this paragraph, the Moody's Rate for any calendar year is the interest rate specified in Moody's Bond Record under the heading of "Moody's Corporate Bond Yield Averages -- Av. Corp.", as published for the month of November preceding the calendar year.

          (f) SECTION 162(m). Notwithstanding any other provision of the Plan, prior to a Change in Control (as that term is defined in CRISP as in effect immediately prior to such a Change) the Administrator may defer payment of any portion of a distribution hereunder if in the judgment of the Administrator such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 4(b) and shall be paid on the earlier of (i) the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator, or (ii) the date of the Change in Control (as so defined).

          (g) TAXES. All distributions under the Plan shall be subject to reduction for applicable tax withholding.

        6. ASSIGNMENT. Each Employer's obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries.

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

        7. PLAN TO BE UNFUNDED, ETC. The Plan is intended to be a "pension plan" (within the meaning of Section 3(2) of ERISA) that is unfunded for ERISA and tax purposes and that qualifies for the exemptions described in ERISA Sections 201(a)(2), 301(a)(3) and 401(a)(1). The Administrator shall be the "plan administrator" of the Plan and shall have discretion to construe its terms and determine each Eligible Employee's or Participant's eligibility for deferrals or distributions hereunder. If any person claims any benefit hereunder, the Administrator shall make and communicate its decision with respect to the claim within 90 days from the date the claim was received.
Where special circumstances require additional time for processing the claim, the ninety-day response period may be extended by the Administrator to 180 days. If the Administrator does not render a written determination prior to the expiration of such 90-day (or 180-day) period, the claim will be deemed denied. If a claim hereunder is denied, the claimant may, within 60 days of such denial, appeal the denial by written request for review delivered to the Board or its designate, which request may include a request to review pertinent documents and to submit issues and comments in writing. The Board or its designate shall render a decision on the appeal within 60 days (or, if special circumstances require an extension of the time for processing, 120 days) after receipt of the request for review; but if no written decision is rendered within such period(s), the appeal will be deemed denied.

Nothing in this Section or in Section 4(b) shall be construed as prohibiting the Employer from establishing and maintaining a "rabbi trust" or similar trust or account in connection with the Plan, so long as the maintenance and funding of such a trust or account does not jeopardize the unfunded status of the Plan under ERISA or effective tax deferral under the Code.

        8. NO CONTRACT OF EMPLOYMENT. By participanting in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan in its operation, including deferrals hereunder, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

        9. AMENDMENT AND TERMINATION. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such action shall, without the consent of the affected Participant, reduce the balance of any Participant's Account below what it was immediately prior to the taking of such

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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================

action; and further provided, that upon and following a Change in Control (as defined in CRISP as in effect immediately prior to such a Change), no amendment shall result in the further deferral of payments that have been delayed by reason of the operation of Section 5(e) above. If it determines such action to be necessary to preserve or reinstate the Plan's status as a "top hat" plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from participation in the Plan and cause his or her Account to be promptly distributed, or may make such changes in the deferral or distribution rules hereunder as are reasonably determined by the Administrator to be necessary to accomplish such result or results. Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, provide for immediate distribution of Accounts to the affected Participants.

        10. ADMINISTRATION OF THE PLAN. The Administrator shall have full power to interpret and administer the Plan and determine the eligibility of any person for benefits hereunder and the amount of any such benefit, in its discretion. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine their remuneration eligible for deferral under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

        IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 1st day of January 1995.

                                By:  Karen M. Morrissey
                                   -----------------------------------------


                                Its: Vice President
                                    ----------------------------------------


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CABOT CORPORATION
Deferred Compensation Plan
Master Plan Document
===============================================================================


                                  Appendix A


Employers Participating in the Plan
-----------------------------------
Cabot Corporation
Distrigas of Massachusetts Corporation
TUCO INC.






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